Exhibit 99.1

LogMeIn Announces Fourth Quarter and Fiscal Year 2019 Results

Boston, February 13, 2020 – LogMeIn, Inc. (NASDAQ: LOGM), a leading provider of cloud-based connectivity, today announced its results for the fourth quarter and fiscal year ended December 31, 2019.

Fourth quarter 2019 highlights include:

•	GAAP revenue was $322.7 million and non-GAAP revenue was $322.9 million
•	GAAP net loss was $4.1 million or ($0.08) per share and non-GAAP net income was $69.8 million or $1.43 per diluted share
•	EBITDA was $79.4 million or 24.6% of GAAP revenue and Adjusted EBITDA was $111.1 million or 34.4% of non-GAAP revenue
•	Cash flow from operations was $74.5 million or 23.1% of non-GAAP revenue and adjusted free cash flow was $62.6 million or 19.4% of non-GAAP revenue
•	Total GAAP deferred revenue was $408.2 million
•	The Company closed the quarter with cash and cash equivalents of $128.0 million and $200.0 million of borrowings under its existing credit agreement

Fiscal year 2019 highlights include:

•	GAAP revenue was $1.260 billion and non-GAAP revenue was $1.262 billion
•	GAAP net loss was $14.6 million or ($0.29) per share and non-GAAP net income was $256.9 million or $5.15 per diluted share
•	EBITDA was $302.9 million or 24.0% of GAAP revenue and Adjusted EBITDA was $412.7 million or 32.7% of non-GAAP revenue
•	Cash flow from operations was $360.8 million or 28.6% of non-GAAP revenue and adjusted free cash flow was $308.9 million or 24.5% of non-GAAP revenue
•	$273.1 million returned to stockholders with $208.5 million of share repurchases and $64.6 million of dividends

Conference Call and Financial Outlook

LogMeIn will not be holding a conference call or be providing a financial outlook due to the Company’s previously announced proposed transaction with affiliates of Francisco Partners and Evergreen Coast Capital Corp., the private equity affiliate of Elliott Management Corporation.  Additional information about the proposed transaction can be found in the definitive proxy statement which was filed with the Securities and Exchange Commission (the “SEC”) on February 7, 2020.

Where to Find Additional Business and Financial Information

Additional information regarding the Company’s fourth quarter and fiscal year 2019 results, financial condition and operations, including details regarding a global restructuring plan initiated by the Company in the first quarter of 2020 to help fund its strategic initiatives, can be found in the Form 8-K filed in connection with this press release as well as the Company’s Annual Report on Form 10-K to be filed on February 14, 2020, both of which will be available on the SEC’s website, http://www.sec.gov, and Company’s investor relations website.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures including non-GAAP revenue, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP operating income, non-GAAP income before provision for income taxes, non-GAAP provision for income taxes, non-GAAP net income, non-GAAP net income per diluted share, adjusted cash flow from operations, and adjusted free cash flow.

•	Non-GAAP revenue excludes the impact of the fair value acquisition accounting adjustment on acquired deferred revenue.
•	EBITDA is GAAP net income (loss) excluding interest, income taxes, other (expense) income, net, and depreciation and amortization expense.
•	EBITDA margin is calculated by dividing EBITDA by revenue.
•

Adjusted EBITDA is EBITDA excluding the impact of the fair value acquisition accounting adjustment on acquired deferred revenue, acquisition-related costs, merger-related costs, gain on disposition of non-core assets, stock-based compensation expense, restructuring charges, and litigation-related expense.

•	Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by non-GAAP revenue, or GAAP revenue if not different.
•

Non-GAAP operating income excludes the impact of the fair value acquisition accounting adjustment on acquired deferred revenue, acquisition related costs and amortization, merger-related costs, gain on disposition of non-core assets, stock-based compensation expense, restructuring charges, and litigation-related expense and includes amortization expense for acquired company internally capitalized software development costs that were adjusted in acquisition accounting.

•

Non-GAAP provision for income taxes excludes the tax impact of the fair value acquisition accounting adjustment on acquired deferred revenue, acquisition-related costs and amortization, merger-related costs, gain on disposition of non-core assets, stock-based compensation expense, restructuring charges, litigation-related expense, discrete integration related tax impacts, and the tax impact related to the enactment of the U.S. Tax Cuts and Jobs Act of 2017, and includes the tax impact of amortization expense for acquired company internally capitalized software development costs that were adjusted in acquisition accounting.

•	Non-GAAP net income and non-GAAP net income per diluted share reflects the adjustments noted in non-GAAP operating income and non-GAAP provision for income taxes above.
•	Adjusted cash flow from operations excludes acquisition retention-based bonus, litigation, restructuring, acquisition-related payments and transaction and transition-related tax payments.
•	Adjusted free cash flow is adjusted cash flow from operations excluding purchases of property and equipment and intangible asset additions.

The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures. The Company believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company's management uses these non-GAAP measures to compare the Company's performance to that of prior periods and uses these measures in financial reports prepared for management and the Company's board of directors. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial measures with other software-as-a-service companies, many of which present similar non-GAAP financial measures to investors. The Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant elements that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management in determining these non-GAAP financial measures. In order to compensate for these limitations, management of the Company presents its non-GAAP financial measures in connection with its GAAP results. The Company urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, and not to rely on any single financial measure to evaluate the Company's business. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP measures used in this press release are included in this release.

About LogMeIn, Inc.

LogMeIn, Inc. (NASDAQ: LOGM) simplifies how people connect with each other and the world around them to drive meaningful interactions, deepen relationships, and create better outcomes for individuals and businesses. One of the world’s top 10 public SaaS companies, and a market leader in unified communications and collaboration, identity and access management, and customer engagement and support solutions, LogMeIn has millions of customers spanning virtually every country across the globe. LogMeIn is headquartered in Boston, Massachusetts with additional locations in North America, South America, Europe, Asia and Australia.

LogMeIn is a registered trademark of LogMeIn, Inc. in the US and other countries around the world.

Contact Information:

Investors

Rob Bradley

LogMeIn, Inc.

781-897-1301

rbradley@LogMeIn.com

Press

Craig VerColen

LogMeIn, Inc.

781-897-0696

Press@LogMeIn.com

LogMeIn, Inc.
Condensed Consolidated Balance Sheets (unaudited)
(In thousands)

	December 31,	December 31,
	2018	2019
ASSETS
Current assets:
Cash and cash equivalents	$148,652	$128,005
Accounts receivable, net	95,354	107,595
Prepaid expenses and other current assets	83,887	89,351
Total current assets	327,893	324,951
Property and equipment, net	98,238	99,157
Operating lease assets	-	99,026
Restricted cash	1,840	1,883
Intangibles, net	1,059,988	840,427
Goodwill	2,400,390	2,414,287
Other assets	41,545	68,272
Deferred tax assets	6,059	7,994
Total assets	$3,935,953	$3,855,997
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$35,447	$52,104
Current operating lease liabilities	-	18,470
Accrued liabilities	119,379	161,996
Deferred revenue, current portion	369,780	390,087
Total current liabilities	524,606	622,657
Long-term debt	200,000	200,000
Deferred revenue, net of current portion	9,518	18,076
Deferred tax liabilities	201,212	170,482
Non-current operating lease liabilities	-	88,674
Other long-term liabilities	25,929	15,400
Total liabilities	961,265	1,115,289
Equity:
Common stock	567	573
Additional paid-in capital	3,316,603	3,369,893
Retained earnings	84,043	4,931
Accumulated other comprehensive income (loss)	2,133	684
Treasury stock	(428,658)	(635,373)
Total equity	2,974,688	2,740,708
Total liabilities and equity	$3,935,953	$3,855,997

LogMeIn, Inc.
Condensed Consolidated Statements of Operations (unaudited)
(In thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2019	2018	2019
Revenue	$310,198	$322,680	$1,203,992	$1,260,385
Cost of revenue	72,853	83,980	281,481	323,665
Gross profit	237,345	238,700	922,511	936,720
Operating expenses:
Research and development	40,153	39,951	169,409	160,499
Sales and marketing	100,399	115,015	382,997	461,078
General and administrative	33,462	41,401	145,453	144,780
Restructuring charge	-	(134)	-	14,468
Gain on disposition of assets	-	-	(33,910)	-
Amortization of acquired intangibles	43,841	39,312	172,539	157,569
Total operating expenses	217,855	235,545	836,488	938,394
Income (loss) from operations	19,490	3,155	86,023	(1,674)
Interest income	337	276	1,671	1,651
Interest expense	(2,128)	(1,930)	(6,342)	(8,247)
Other income (expense), net	(154)	(401)	(556)	(588)
Income (loss) before income taxes	17,545	1,100	80,796	(8,858)
(Provision for) benefit from income taxes	7,843	(5,202)	(6,425)	(5,697)
Net income (loss)	$25,388	$(4,102)	$74,371	$(14,555)
Net income (loss) per share:
Basic	$0.50	$(0.08)	$1.44	$(0.29)
Diluted	$0.49	$(0.08)	$1.42	$(0.29)
Weighted average shares outstanding:
Basic	50,995	48,696	51,814	49,586
Diluted	51,353	48,696	52,496	49,586

LogMeIn, Inc.
Calculation of Non-GAAP Revenue (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2019	2018	2019
	(in thousands)		(in thousands)
GAAP Revenue	$310,198	$322,680	$1,203,992	$1,260,385
Add Back:
Effect of acquisition accounting on fair value of acquired deferred revenue	533	253	3,718	1,231
Non-GAAP Revenue	$310,731	$322,933	$1,207,710	$1,261,616

Calculation of Non-GAAP Operating Income, Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2019	2018	2019
	(In thousands, except per share data)		(In thousands, except per share data)
GAAP Net income (loss) from operations	$19,490	$3,155	$86,023	$(1,674)
Add Back:
Effect of acquisition accounting on fair value of acquired deferred revenue	533	253	3,718	1,231
Stock-based compensation expense	16,914	17,361	65,734	68,206
Acquisition related costs	3,806	2,665	22,880	12,926
Merger related costs	-	10,919	-	10,919
Restructuring charge	-	(134)	-	14,468
Litigation related expenses	107	623	584	2,029
Amortization of acquired intangibles	62,158	60,139	245,244	241,263
Gain on disposition of assets	-	-	(33,910)	-
Effect of acquisition accounting on internally capitalized software development costs	(749)	-	(8,385)	-
Non-GAAP Operating income	102,259	94,981	381,888	349,368
Interest and other expense, net	(1,945)	(2,055)	(5,227)	(7,184)
Non-GAAP Income before income taxes	100,314	92,926	376,661	342,184
Non-GAAP Provision for income taxes	(24,828)	(23,148)	(93,637)	(85,238)
Non-GAAP Net income	$75,486	$69,778	$283,024	$256,946
Non-GAAP net income per diluted share	$1.47	$1.43	$5.39	$5.15
Diluted weighted average shares outstanding used in computing per share amounts	51,353	48,938	52,496	49,900

Calculation of EBITDA and Adjusted EBITDA (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2019	2018	2019
	(in thousands)		(in thousands)
GAAP Net income (loss)	$25,388	$(4,102)	$74,371	$(14,555)
Add Back:
Interest and other expense, net	1,945	2,055	5,227	7,184
Income tax provision (benefit)	(7,843)	5,202	6,425	5,697
Amortization of acquired intangibles	62,158	60,139	245,244	241,263
Depreciation and amortization expense	15,731	16,102	55,827	63,333
EBITDA	97,379	79,396	387,094	302,922
Add Back:
Effect of acquisition accounting on fair value of acquired deferred revenue	533	253	3,718	1,231
Stock-based compensation expense	16,914	17,361	65,734	68,206
Gain on disposition of assets	-	-	(33,910)	-
Acquisition related costs	3,806	2,665	22,880	12,926
Merger related costs	-	10,919	-	10,919
Restructuring charge	-	(134)	-	14,468
Litigation related expenses	107	623	584	2,029
Adjusted EBITDA	$118,739	$111,083	$446,100	$412,701
EBITDA Margin	31.4%	24.6%	32.2%	24.0%
Adjusted EBITDA Margin	38.2%	34.4%	36.9%	32.7%

Calculation of Adjusted Cash Flows from Operations and Adjusted Free Cash Flow (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2019	2018	2019
	(in thousands)		(in thousands)
GAAP Cash flows from operations	$73,175	$74,481	$404,039	$360,849
Add Back:
Litigation related payments	305	676	1,467	1,498
Acquisition retention-based bonus	577	1,198	3,720	7,779
Restructuring payments	-	655	-	10,153
Tax payment for gain on Xively disposition and integration-related IP realignment	10,862	-	15,098	-
Transaction related payments (acquisitions and dispositions)	1,890	1,542	18,684	3,859
Adjusted cash flows from operations	86,809	78,552	443,008	384,138
Purchases of property and equipment	(9,375)	(5,625)	(30,965)	(35,438)
Intangible asset additions	(8,081)	(10,368)	(34,219)	(39,789)
Adjusted Free Cash Flow	$69,353	$62,559	$377,824	$308,911
GAAP Cash flows from operations as a % of Non-GAAP Revenue	23.5%	23.1%	33.5%	28.6%
Adjusted Cash flows from operations as a % of Non-GAAP Revenue	27.9%	24.3%	36.7%	30.4%
Adjusted Free Cash Flow as a % of Non-GAAP Revenue	22.3%	19.4%	31.3%	24.5%

Stock-Based Compensation Expense (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2019	2018	2019
	(in thousands)		(in thousands)
Cost of revenue	$1,242	$1,272	$4,997	$4,862
Research and development	4,637	4,749	18,869	17,574
Sales and marketing	4,207	4,718	15,995	17,930
General and administrative	6,828	6,622	25,873	27,840
Total stock based-compensation	$16,914	$17,361	$65,734	$68,206

LogMeIn, Inc.
Condensed Consolidated Statements of Cash Flows (unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2019	2018	2019
Cash flows from operating activities
Net income (loss)	$25,388	$(4,102)	$74,371	$(14,555)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	16,914	17,361	65,734	68,206
Depreciation and amortization	77,889	76,241	301,071	304,596
Gain on disposition of assets, excluding transaction costs	-	-	(36,281)	-
Change in fair value of contingent consideration liability	-	268	-	849
Restructuring-related property and equipment charges	-	-	-	3,164
Benefit from deferred income taxes	(23,395)	(1,597)	(57,456)	(35,698)
Other, net	490	502	1,771	1,776
Changes in assets and liabilities, excluding effect of acquisitions and dispositions:
Accounts receivable	(8,551)	(26,129)	7,751	(13,521)
Prepaid expenses and other current assets	(22,145)	(7,583)	(13,671)	(12,998)
Other assets	(3,765)	(6,760)	(16,596)	(27,147)
Accounts payable	(2,471)	(3,987)	11,104	17,464
Accrued liabilities	5,697	13,738	26,811	37,884
Deferred revenue	7,385	11,383	35,416	29,047
Other long-term liabilities	(261)	5,146	4,014	1,782
Net cash provided by operating activities	73,175	74,481	404,039	360,849
Cash flows from investing activities
Purchases of property and equipment	(9,375)	(5,625)	(30,965)	(35,438)
Intangible asset additions	(8,081)	(10,368)	(34,219)	(39,789)
Acquisition of businesses, net of cash acquired	-	-	(342,072)	(22,463)
Proceeds from disposition of assets	-	-	42,394	7,500
Net cash provided by (used in) investing activities	(17,456)	(15,993)	(364,862)	(90,190)
Cash flows from financing activities
Borrowings (repayments) under credit facility	-	-	200,000	-
Proceeds from issuance of common stock upon option exercises and employee stock purchase plan	-	5,071	3,831	5,204
Payments of withholding taxes in connection with restricted stock unit vesting	(1,126)	(1,646)	(30,617)	(20,114)
Payment of contingent consideration	-	-	-	(1,857)
Dividends paid on common stock	(15,302)	(15,821)	(62,202)	(64,557)
Purchase of treasury stock	(56,914)	(39,316)	(247,144)	(208,504)
Net cash provided by (used in) financing activities	(73,342)	(51,712)	(136,132)	(289,828)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,336)	2,081	(6,762)	(1,435)
Net increase (decrease) in cash, cash equivalents and restricted cash	(18,959)	8,857	(103,717)	(20,604)
Cash, cash equivalents and restricted cash, beginning of period	169,451	121,031	254,209	150,492
Cash, cash equivalents and restricted cash, end of period	$150,492	$129,888	$150,492	$129,888